Exhibit 10.14

ARGENTINA STRATEGIC OPPORTUNITY FUND LLC

December [___], 2024

Gaucho Group Holdings, Inc.

1111 Lincoln Road, Suite 500

Miami Beach, FL 33139

Re: Line of Credit

Ladies and Gentlemen:

Argentina Strategic Opportunity Fund LLC (the “Lender”) is pleased to confirm that it holds available to Gaucho Group Holdings, Inc. (the “Borrower”) a $1,500,000.00 line of credit (as such line of credit may be extended, renewed, increased and/or decreased from time to time in the Lender’s sole discretion, the “Line of Credit”) for the making of advances (“Advances”). This letter, together with the other documents described below, sets forth the understanding between the Lender and the Borrower regarding the Line of Credit.

The Line of Credit is made available to Borrower upon approval of the United States Bankruptcy Court, Southern District of Florida, Miami Division (the “Bankruptcy Court”).

The Line of Credit shall be held available for 12 months from the date of this letter unless cancelled earlier as provided in this letter. During the period the Line of Credit is held available, the Borrower may request the Lender to make Advances to the Borrower. The aggregate amount of all Advances may not exceed at any one time outstanding $1,500,000.00.

The Line of Credit is uncommitted and may be reduced or cancelled by either party at any time for any reason. The making of any Advance under the Line of Credit is subject to the Lender’s sole and absolute discretion, including, but not limited to, the Lender’s satisfaction with the condition (financial and otherwise), business, prospects, assets and operations of the Borrower.

Advances under the Line of Credit shall be evidenced by, shall be payable as provided in, and shall bear interest at the rate specified in, the promissory note enclosed with this letter, duly executed by the Borrower and delivered to the Lender (as such promissory note may be amended, modified, or supplemented, the “Note”).

The obligations of the Borrower under the Line of Credit and with respect to the Advances, including its obligation to repay the Advances and interest thereon, shall be unsecured.

Enclosed with this letter is the Note. Each of this letter and the Note must be executed and returned to the Lender, together with the following prior to the Lender making any Advance under the Line of Credit:

i.	Resolutions or other evidence of action taken by the Board of Directors of the Borrower to authorize (a) the Advances under the Line of Credit, (b) the execution, delivery, and performance of this letter and the Note (each, a “Line Document” and, collectively, the “Line Documents”), and (c) the officers of the Borrower or other persons who are authorized to execute this letter and each other Line Document; and

ii.	Such other documents, certificates and instruments as the Lender may request.

So long as the line of credit is held available or any obligations of the Borrower to the Lender in connection with the Line of Credit or any Advance remain outstanding, the Borrower shall make available to the Lender such financial and other/other statements and information as the Lender may request from time to time.

This letter and each other Line Document contain the entire agreement and understanding between the Lender and the Borrower with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

Neither this letter nor any other Line Document may be amended or compliance with its terms waived, orally or in writing, except by a writing signed by an authorized officer of the Borrower and an authorized officer of the Lender.

The Borrower agrees to pay on demand, subject to approval of the Bankruptcy Court, all reasonable and documented out-of-pocket costs, expenses and fees (including reasonable fees and disbursements of the Lender’s external counsel), whether or not litigation is commenced, incurred by the Lender incidental to, in any way relating to, or in connection with, (i) the Line of Credit, (ii) the preparation, negotiation, execution, delivery, documentation and administration of this letter and each other Line Document and any amendments, waivers or other modifications of this letter or any other Line Document, (iii) any request for an Advance under the Line of Credit and (iv) the protection of the Lender’s rights with respect to, and the enforcement of the Borrower’s obligations under, this letter and each other Line Document, including all such reasonable and documented out-of-pocket costs, expenses and fees in connection with any restructuring, workout or negotiations in respect of this letter, any other Line Document or any Advance under the Line of Credit.

This letter, and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to, this letter shall be governed by, and shall be construed and interpreted, and all rights and obligations hereunder shall be determined, in accordance with, the laws of the State of Florida without regard to conflicts of law principles.

The Borrower hereby irrevocably and unconditionally (i) agrees that it will not commence any action, litigation, or proceeding of any kind whatsoever, whether at law or in equity, or whether in contract or tort or otherwise, against the Lender in any way relating to this letter or the Line of Credit, in any forum other than, and agrees that any legal action, suit or proceeding arising out of or relating to this letter and the Line of Credit may be brought in, the courts of the State of Florida sitting in Miami-Dade County or of the United States District Court or the bankruptcy courts for the Southern District of Florida or any appellate court from any thereof and (ii) submits to the in personam jurisdiction of any such court in any such legal action, suit or proceeding, provided that nothing herein shall prevent the Lender from commencing any legal proceeding or otherwise suing the Borrower or exercising any rights against the Borrower or any of its property in any county, state or other foreign or domestic jurisdiction having jurisdiction over the Borrower or any of its property. To the extent permitted by applicable law, the Borrower (x) irrevocably consents to the service of process by mailing the same to its address set forth at the beginning of this letter and (y) agrees that nothing herein will affect the right of the Lender to serve process in any other manner permitted by the laws of any such jurisdiction. Final judgment against the Borrower in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. The Borrower acknowledges and agrees that the venue provided above is a convenient forum and hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such legal action, suit or proceeding in any court referred to above and the defense of an inconvenient forum, or based on a more convenient forum, to the maintenance of such legal action, suit or proceeding in any such court.

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EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF, OR OTHERWISE RELATING TO, THIS LETTER, THE LINE OF CREDIT, ANY OTHER LINE DOCUMENT OR ANY ADVANCE MADEBY THE LENDER UNDER THE LINE OF CREDIT, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH OF THE BORROWER AND THE LENDER (a) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE OR OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION AND (b) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS LETTER BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

The Lender is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (“USA PATRIOT Act”) and hereby notifies the Borrower that, pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the USA PATRIOT Act. The Borrower shall, promptly following a request by the Lender, provide all documentation and other information that the Lender may request in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.

This letter may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this letter by facsimile or in electronic format (e.g., “pdf,” “tif” or any other electronic means that reproduces an image of the actual executed signature page) shall be effective as delivery of a manually executed counterpart of this letter.

Please acknowledge the agreement of the Borrower with the foregoing by executing both copies of this letter in the space below, and returning to the Lender one copy, together with the Note, in each case duly executed.

[signature page follows]

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Very truly yours,

Argentina Strategic Opportunity Fund LLC
By: Mathis Ventures LLC, its Managing Member

By:
Name:	Scott L. Mathis, its Managing Member

ACKNOWLEDGED AND CONSENTED TO BY:

Gaucho Group Holdings, Inc.

By:
Name:	Maria Echevarria
Title:	Chief Financial Officer

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MASTER PROMISSORY NOTE

$1,500,000.00	December ___, 2024

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, Gaucho Group Holdings, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of Argentina Strategic Opportunity Fund LLC or its assigns (the “Lender,” and together with the Borrower, the “Parties”), at its 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139 office, the principal amount of One Million Five Hundred Thousand Dollars and No Cents ($1,500,000.00) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower (which aggregate unpaid principal amount shall be equal to the amount set forth opposite the date last appearing on Schedule A attached to this Master Promissory Note (as the same may be amended, supplemented, or modified from time to time in accordance with its terms, the “Note”)). This Note evidences advances made by the Lender in its sole discretion to the Borrower (“Advances”) pursuant to the letter agreement between the Lender and the Borrower dated December [___], 2024.

The Line Documents (defined below) are effective upon approval of the United States Bankruptcy Court, Southern District of Florida, Miami Division the (“Bankruptcy Court”).

1. Definitions; Interpretation.

1.1 Capitalized terms used herein shall have the meanings set forth in this Section 1.

“Advances” has the meaning set forth in the introductory paragraphs.

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 (15 U.S.C. §§ 78dd-1 to 78qq) and the UK Bribery Act 2010, in each case as amended from time to time.

“Anti-Terrorism Laws” means all laws, rules and regulations relating to money laundering or financing terrorism, including the USA PATRIOT Act, the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311 to 5330 and 12 U.S.C. §§ 1818(s), 1820(b), and 1951 to 1959), the Trading With the Enemy Act (50 U.S.C. §§ 4301 to 4341), Executive Order 13224 (effective September 24, 2001) and all other applicable laws, rules, regulations and orders related to terrorism, terrorist financing or money laundering, in each case as amended from time to time.

“Bankruptcy Court” has the meaning set forth in the introductory paragraphs.

“Borrower” has the meaning set forth in the introductory paragraphs.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Miami, Florida are authorized or required by law to close.

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“Certificate of Designation” has the meaning set forth in Section 3.3.

“Change in Law” means the occurrence after the date of this Note of (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application by any Governmental Authority of any law, rule, regulation or treaty or (c) the making or issuance by any Governmental Authority of any request, rule, guideline or directive, whether or not having the force of law; provided that, notwithstanding anything herein to the contrary, all requests, rules, guidelines or directives under or issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, all interpretations and applications thereof and any compliance by the Lender with any request or directive relating thereto shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted, or issued.

“Event of Default” has the meaning set forth in Section 8.

“Expenses” has the meaning set forth in Section 9.2.

“Governmental Authority” means the government of any nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank).

“Interest Payment Date” means as to any Advance, the date of any prepayment made in respect thereof.

“Law” means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Lender” has the meaning set forth in the introductory paragraph.

“Line Documents” means this Note and all other agreements, documents, certificates and instruments executed and delivered to the Lender by the Borrower in connection herewith or therewith.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, properties, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Borrower, (b) the validity or enforceability of this Note or any other Line Document, (c) the rights or remedies of the Lender hereunder or under any other Line Document or (d) the ability of the Borrower to perform any of its material payment obligations hereunder or under any other Line Document.

“Note” has the meaning set forth in the introductory paragraph.

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“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Parties” has the meaning set forth in the introductory paragraph.

“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority or other entity of whatever nature.

“Preferred Stock Program” has the meaning set forth in Section 3.3.

“Rate” means an interest rate of 7.5% per annum of the Lender.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. 107-56, signed into law October 26, 2001).

1.2 Interpretation.

(a) For purposes of this Note (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (ii) the word “or” is not exclusive and (iii) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Note as a whole and not to any particular provision hereof.

(b) The definitions given for any defined terms in this Note shall apply equally to both the singular and plural forms of the terms defined.

(c) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

(d) Unless the context otherwise requires, references herein to (i) Schedules and Sections mean the Schedules and Sections of this Note, (ii) an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (iii) a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.

(e) This Note shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

2. Making the Advances. Upon approval by the Bankruptcy Court, the Borrower may request and the Lender will make Advances to the Borrower and deposit such sums to Borrower’s debtor-in-possession account.

3. Payment Dates; Optional Prepayments.

3.1 Payment Dates. Subject to any earlier payment of interest that may be required by Section 4.2 and subject to authorization by the Bankruptcy Court, the unpaid principal amount of each Advance and all accrued and unpaid interest thereon shall be payable ON DEMAND and as provided in Section 8.

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3.2 Optional Prepayments. The Borrower may prepay any Advance in whole or in part at any time or from time to time without penalty or premium by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

4. Interest.

4.1 Interest Rate. Except as otherwise provided herein, the outstanding principal amount of each Advance evidenced hereby shall bear interest at 7.5% per annum (the “Rate”) from the date such Advance was made until such Advance is paid in full, whether at maturity, upon acceleration, by prepayment or otherwise.

4.2 Interest Payment Dates. Interest on each Advance shall be payable on each Interest Payment Date for such Advance.

4.3 Computation and Accrual of Interest.

(a) All computations of interest on each Advance shall be made on the basis of a year of 365 days and the actual number of days elapsed.

(b) Interest shall accrue on each Advance on the day on which such Advance is made and shall not accrue on such Advance for the day on which it is paid, provided that any Advance that is repaid on the same day on which it is made shall bear interest for one day.

4.4 Interest Rate Limitation. If at any time and for any reason whatsoever, the Rate payable on any Advance shall exceed the maximum rate of interest permitted to be charged by the Lender to the Borrower under applicable Law, such Rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable Law.

5. Payment Mechanics.

5.1 Manner of Payments. Unless otherwise provided by court order of the Bankruptcy Court, each payment of interest, principal or Expenses shall be made in lawful money of the United States of America no later than 5:00 PM (Florida time) on the date on which such payment is due by wire transfer of immediately available funds to the Lender in accordance with instructions provided by the Lender in writing to the Borrower from time to time.

(a)

5.2 Application of Payments. All payments made under this Note shall be applied first to the payment of Expenses outstanding hereunder, second to accrued interest and third to the payment of the principal amount outstanding under this Note.

5.3 Business Day Convention. Whenever any payment to be made hereunder shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension will be taken into account in computing the amount of interest payable under this Note.

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5.4 Evidence of Debt.

(a) The Lender shall maintain, in accordance with its customary and usual practice, an account evidencing the indebtedness of the Borrower to the Lender resulting from each Advance, including the amounts of principal and interest payable and paid to the Lender with respect to such Advance for each day such Advance is outstanding. The entries made in such account shall be conclusive absent manifest error and constitute prima facie evidence of the existence and amounts of the principal and interest payable and the amounts of principal and interest paid, in each case as recorded therein; provided, however, that any error or inaccuracy therein shall not in any manner affect the validity or enforceability of any obligation of the Borrower to repay (with applicable interest) in accordance with the terms of this Note any Advance actually made by the Lender under this Note.

(b) The Lender is authorized to record on Schedule A each Advance made to the Borrower and each payment or prepayment thereof. The entries made by the Lender shall, to the extent permitted by applicable Law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of the Lender to record such payments or prepayments, or any error or inaccuracy therein, shall not in any manner affect the validity or enforceability of any obligation of the Borrower to repay (with applicable interest) in accordance with the terms of this Note any Advance actually made by the Lender under this Note.

(c) In the event of any discrepancy between the entries in the account referred to in Section 5.4(a) and the entries on Schedule A, the entries in the account referred to in Section 5.4(a) shall control.

(d) The books and records of the Lender and statements of account issued by the Lender shall be admissible in evidence in any action or proceeding arising out of, based upon, or in any way connected to, this Note.

5.5 Rescission of Payments. If at any time any payment made by the Borrower under this Note is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Borrower’s obligation to make such payment shall be reinstated as though such payment had not been made.

6. Representations and Warranties. The Borrower hereby represents and warrants to the Lender on the date hereof as follows (and each request for an Advance will be deemed a representation and warranty by the Borrower on the date of such Advance that):

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6.1 Existence; Power and Authority; Compliance with Laws. The Borrower (a) is a Delaware corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation, (b) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of business requires such qualification except to the extent that the failure to qualify in such jurisdiction would not reasonably be expected to have a Material Adverse Effect, (c) has the requisite power and authority, and the legal right, to own, lease and operate its properties and assets and to conduct its business as it is now being conducted and as it is proposed to be conducted, to borrow Advances, to execute and deliver this Note and the other Line Documents to which the Borrower is a party and to perform its obligations hereunder and thereunder and (d) is in compliance with all Laws and except to the extent that the failure to comply therewith would not reasonably be expected to have a Material Adverse Effect.

6.2 Authorization; Execution and Delivery. The execution and delivery of this Note and each other Line Document by the Borrower, its borrowing of Advances and the performance of its obligations hereunder and thereunder have been duly authorized by all necessary corporate action in accordance with all applicable Laws. The Borrower has duly executed and delivered this Note and each other Line Document to which it is a party.

6.3 No Approvals. No consent, authorization or order of, filing with, notice to, license from, or other act by or in respect of, any Governmental Authority or any other Person other than the Bankruptcy Court is required in order for the Borrower to borrow Advances or to execute, deliver or perform any of its obligations under this Note or any other Line Document to which it is a party.

6.4 No Violations. The execution, delivery and performance of this Note and each other Line Document to which the Borrower is a party, the borrowing of any Advance and the consummation by the Borrower of the transactions contemplated hereby and thereby do not and will not violate any Law applicable to the Borrower or by which any of its properties or assets may be bound.

6.5 Enforceability. Each of this Note and each other Line Document to which the Borrower is a party is a valid, legal and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

6.6 Use of Proceeds. The proceeds of each Advance will be used solely for Algodon Winery expansion barrels, irrigation systems for water wells, upgrades to the Algodon Mansion, facilities improvements, professional fees and expenses, financial support of the subsidiaries, and working capital.

6.7 Investment Company Act. The Borrower is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.

6.8 USA PATRIOT Act; Anti-Terrorism Laws; and Anti-Corruption Laws. Neither the Borrower nor, to the knowledge of the Borrower, any of its affiliates, officers, directors, employees, brokers or agents has (i) violated any Anti-Terrorism Laws or Anti-Corruption Laws or (ii) engaged in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated by the Organisation for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

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7. Furnishing of Information. The Borrower shall deliver to the Lender promptly upon the Lender’s request, such financial and other statements and information as the Lender shall reasonably request from time to time.

8. Acceleration of Advances; Events of Default and Remedies.

Upon the occurrence of any of the following (“Events of Default”) and at any time thereafter during the continuance of such Event of Default, the Lender may, at its option, by written notice to the Borrower, declare the entire principal amount of the Advances, or any of them, together with all accrued interest thereon and all other amounts payable under this Note, due and payable forthwith, whereupon the same shall immediately become due and payable, and/or exercise any or all of its rights, powers or remedies under applicable Law:

8.1 Failure to Pay. The Borrower fails to pay (a) any principal amount of any Advance when due or (b) interest or any other amount when due and such failure described in this clause (b) continues for 10 Business Days after written notice to the Borrower.

8.2 Breach of Representations and Warranties. Any representation or warranty made or deemed made by the Borrower to the Lender herein or in any other Line Document or in any modification or amendment hereof or thereof under or in connection with this Note or any other Line Document is false and misleading in any material respect on or as of the date as of which such representation or warranty was made or deemed made.

8.3 Breach of Covenants. The Borrower fails to observe or perform any covenant, obligation, term, condition or agreement contained in this Note or any other Line Document, other than those specified in Section 8.1.

9. Miscellaneous.

9.1 Notices.

(a) All notices, requests, or other communications required or permitted to be delivered hereunder shall be delivered in writing, in each case to the address specified below or to such other address as a Party may from time to time specify in writing in compliance with this provision:

(i) If to the Borrower, to it at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention of Maria Echevarria, Telephone No. 212-739-7668, Email: mechevarria@gauchoholdings.com.

(ii) If to the Lender, to it at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention of Scott L. Mathis, Telephone No. 212-739-7700, Email: smathis@gauchoholdings.com.

(b) Notices if (i) mailed by certified or registered mail or sent by hand or overnight courier service shall be deemed to have been given when received, (ii) mailed by other than certified or registered mail shall be deemed to have been given three Business Days after mailing, (iii) sent by facsimile during the recipient’s normal business hours shall be deemed to have been given when sent (and if sent after normal business hours shall be deemed to have been given at the opening of the recipient’s business on its next business day) and (iv) sent by email shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return email or other written acknowledgment).

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9.2 Expenses. The Borrower shall pay the Lender on demand, subject to approval by the Bankruptcy Court, all reasonable and documented out-of-pocket costs, expenses and fees incurred by the Lender (including reasonable expenses and fees of its external counsel, whether or not litigation is commenced, incurred by the Lender of, incidental to, in any way relating to, or in connection with, (a) the transactions contemplated hereby, including the preparation, negotiation, execution, delivery, documentation and administration of this Note and each other Line Document and any amendments, waivers or other modifications of this Note or any other Line Document, (b) any of the Advances and (c) the protection of the Lender’s rights and enforcement of the Borrower’s obligations hereunder and thereunder, including all such reasonable and documented out-of-pocket costs, expenses and fees in connection with any restructuring, workout or negotiations in respect of this Note, any other Line Document or any Advance (the “Expenses”).

9.3 Governing Law. This Note, each other Line Document, and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to, this Note, such other Line Document and the transactions contemplated hereby and thereby shall be governed by, and shall be construed and interpreted, and all rights and obligations hereunder and thereunder determined, in accordance with, the laws of the State of Florida, without regard to its conflicts of law principles.

9.4 Submission to Jurisdiction.

(a) The Borrower hereby irrevocably and unconditionally (i) agrees that any legal action, suit or proceeding arising out of or relating to this Note or any other Line Document (whether at law or in equity) may be brought in the courts of the State of Florida sitting in Miami-Dade County or of the United States District Court or the bankruptcy courts for the Southern District of Florida or any appellate court from any thereof, (ii) submits to the jurisdiction of any such court in any such legal action, suit or proceeding and (iii) agrees that it will not commence any such legal action, suit or proceeding against the Lender in any forum other than any such Florida court or, to the extent permitted by applicable law, such federal court. Final judgment against the Borrower in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

(b) Nothing in this Section 9.4 shall affect the right of the Lender to commence legal proceedings or otherwise sue the Borrower or exercise any rights against the Borrower or any of its property in the courts of any county, state or other foreign or domestic jurisdiction having jurisdiction over the Borrower or any of its property.

(c) To the extent permitted by applicable law, the Borrower irrevocably consents to the service of process in the manner provided for notices in Section 9.1 and agrees that nothing herein will affect the right of the Lender to serve process in any other manner permitted by applicable law.

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9.5 Venue. The Borrower acknowledges that the venue provided in Section 9.4 is a convenient forum and hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, (a) any objection that it may now or hereafter have to the laying of venue of any legal action, suit or proceeding arising out of or relating to this Note or any other Line Document in any court referred to in Section 9.4 and (b) the defense of an inconvenient forum, or based on a more convenient forum, to the maintenance of such legal action, suit or proceeding in any such court.

9.6 Waiver of Jury Trial. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY BASED UPON, ARISING OUT OF, OR OTHERWISE RELATING TO, THIS NOTE, ANY OTHER LINE DOCUMENT, ANY ADVANCE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. THE BORROWER (a) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE OR OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION AND (b) ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE AND TO ACCEPT OR ENTER INTO THE OTHER LINE DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.6.

9.7 Integration. This Note and each other Line Document to which the Borrower is a party constitute the entire contract between the Parties with respect to the subject matter hereof and thereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.

9.8 Successors and Assigns. This Note may be assigned or transferred by the Lender to any Person. The Borrower may not assign or transfer this Note or any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted such assignment without such consent shall be null and void). This Note shall inure to the benefit of, and be binding upon, the Parties and their permitted assigns.

9.9 Waiver of Notice. The Borrower hereby waives demand for payment, presentment for payment, protest, notice of payment, notice of dishonor, notice of nonpayment, notice of acceleration of maturity and diligence in taking any action to collect sums owing hereunder.

9.10 USA PATRIOT Act, Anti-Terrorism and Anti-Corruption Information. The Lender is subject to the USA PATRIOT Act and hereby notifies the Borrower that, pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the USA PATRIOT Act. The Borrower shall, promptly following a request by the Lender, provide all documentation and other information that the Lender may request in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

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9.11 Amendments and Waivers. No term of this Note or any other Line Document may be modified or amended, orally or by course of dealing, except by an instrument in writing signed by authorized officers of the Lender and of the Borrower party thereto. No term of this Note or any other Line Document may be waived, orally or by course of dealing, except by an instrument in writing signed by an authorized officer of the Lender. Any waiver of the terms hereof or thereof shall be effective only in the specific instance and for the specific purpose given.

9.12 Headings. The headings of the various Sections and subsections herein and of the schedules hereto are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof or affect the interpretation hereof.

9.13 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under any other Line Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in any other Line Document are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Without limiting the generality of the foregoing, the making of an Advance shall not be construed as a waiver of any Event of Default, regardless of whether the Lender may have had notice of such Event of Default at the time such Advance was made.

9.14 Waiver of Counterclaims. The Borrower waives the right to claim or interpose any counterclaim in any litigation or set-off of any kind relating to this Note or any other Line Document or the transactions contemplated hereby or thereby.

9.15 Dating and Completion of Blanks. The Borrower authorizes the Lender to date this Note and to complete any blank space herein according to the terms upon which any Advance was made.

9.16 Severability. If any term or provision of this Note or any other Line Document is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Note or any other Line Document or invalidate or render unenforceable such term or provision in any other jurisdiction.

[signature page follows]

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IN WITNESS WHEREOF, the Borrower has executed this Note as of December [___], 2024.

Gaucho Group Holdings, Inc.

By
Name:	Scott L. Mathis
Title:	President & CEO

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SCHEDULE A

Advances and Payments on Advances

Date of Advance	Amount of Advance	Amount of Principal Paid	Unpaid Principal Amount of the Advance	Name of Person Making the Notation

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